American Skandia Advisor Funds, Inc.
     Supplement dated August 14, 1997 to the Prospectus dated July 21, 1997

                       ASAF Janus Capital Growth Portfolio

         Effective August 12, 1997, Scott W. Schoelzel replaced Thomas F. Marsico as the portfolio manager of the ASAF Janus Capital Growth Portfolio (the "Portfolio"). Mr. Marsico is no longer employed by Janus Capital Corporation.

         Accordingly, the section of the Prospectus entitled "Management of the Funds - The Sub-advisors" is amended by deleting the first full paragraph on page 61 and adding the following:

         The manager responsible for management of the ASAF Janus Capital Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a senior portfolio manager at Janus, joined Janus in January 1994 as Vice President of Investments. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management.